--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                              Corporate Income Fund
--------------------------------------------------------------------------------
                                November 30, 1997
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REPORT HIGHLIGHTS
================================================================================
CORPORATE INCOME FUND

o The corporate bond market posted strong returns during the past six months, despite turmoil in many Asian markets.

o Corporate bonds trailed Treasuries in recent weeks as the Asian crisis fueled a flight to safety in U.S.-backed securities.

o Yourfund's six-month return surpassed both the average performance of similar funds and the Lehman bond index.

o    Relatively   strong  results  were   attributed  to  the  fund's  focus  on
     lower-quality bonds within the investment-grade and high-yield sectors.

o We anticipate slightly lower rates, which should benefit corporate bonds as long as economic growth does not slow significantly as a result of international woes.

FELLOW SHAREHOLDERS

     Despite turmoil in Asian economies, the corporate bond market and your fund turned in a solid performance during the six months ended November 30, 1997, and attractive results over the past 12 months. Global stock markets reacted to the events in Southeast Asia by falling dramatically. Corporate bond prices also fell, dampening returns for the entire year. The main beneficiary was the U.S. Treasury market, which surged on an investor flight to safety.

MARKET ENVIRONMENT

     Both high-quality and high-yield bonds were affected negatively in recent months, as fallout from overbuilding and excess manufacturing capacity in Asia, along with the takeover of Hong Kong by China, took their toll on the U.S. market. Uncertainties about the effect lower exports to Asia might have on corporate profits resulted in widening yield spreads between high-yield bonds and Treasuries, as the latter outperformed. High-yield bonds usually respond more like stocks to the underlying strength of the companies that issue them.

     [Interest Rate Levels chart showing yields of BBB-rated corporate bonds and 10-year Treasuries from 11/30/96 through 11/30/97]

     The 10-year Treasury note yield fell from a peak of 6.79% at the end of March to 5.86% at your fund's fiscal year-end. The BBB-rated corporate bond yield also declined, but not as far, from 7.91% in March to 7.43%. (See chart on this page.) The Federal Reserve remained on hold following its quarter-point hike in the key fed funds rate in March, when it became apparent that the U.S. economy was continuing along its ideal path of high employment, high consumer confidence, and low inflation.

     [Graph with five pairs of bars, one for 6- and one for 12-month returns, for following credit sectors:

Periods Ended 11/30/97                        6 Months            12 Months

AAA/AA/A                                          7.13                 7.52
BBB                                               7.77                 8.66
BBB/BB                                            8.64                11.99
BB                                                7.36                11.84
B                                                 7.33%               13.61%
Source: Salomon Brothers, Inc.]

     During the past six months, BBB/BB corporate bonds posted the best returns, while lower-quality B-rated bonds were strongest over the 12 months ended November 30, which is in keeping with the normal risk/return pattern. (See graph on this page.) The robust economy with strong corporate earnings usually benefits the high-yield bond sector, while generally declining interest rates are good for higher-quality securities.

PERFORMANCE REVIEW

     An increase in share price from $9.81 last May to $10.32 at the end of November accounted for more than half of your fund's solid return for the last six months. Dividend income was responsible for the remainder. The return for the 12-month period was attributed primarily to income, although a $0.23 per share increase in net asset value also helped. Results for both periods far outpaced the average returns for similar funds and for the Lehman Aggregate Bond Index, as can be seen in the table.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 11/30/97                           6 Months           12 Months
--------------------------------------------------------------------------------
Corporate Income Fund                               9.21%              10.24%
Lehman Aggregate
Bond Index                                          6.55                7.55
Lipper Corporate Debt
BBB Funds Average                                   6.99                7.76
================================================================================

     Your fund's strong relative performance reflected our comprehensive use of in-house research, which enabled us to allocate portfolio holdings among various credit quality sectors, as shown in the chart on page 3. The fund's flexible investment guidelines allow it to invest in a broad variety of securities in an effort to enhance income and achieve some capital appreciation. Our weightings among various sectors of the market reflect both our own credit research and our outlook for the economy and the markets.

     We also took advantage of the opportunity to buy so-called Yankee bonds (U.S. dollar-denominated bonds of non-U.S. issuers) at extremely favorable prices, following their decline during the October turbulence. These investments paid off handsomely when they rallied in November.

STRATEGY

     We continued to make maximum use of lower-quality securities in both the investment-grade (BBB and higher) and high-yield sectors (BB and B). Investment-grade bonds composed 73% of the portfolio at the end of November, while BB and B securities made up the balance, at 17% and 10%, respectively.

     [Quality diversification pie chart showing A-rated and above 9%, BBB 61%, BB 19%, B 10%, Convertible Preferred Stock 1%]

     This fairly aggressive quality distribution should continue to serve shareholders well, as long as the economy remains moderately strong and a significant slowdown related to Asian woes does not develop. Should a slowdown occur, we would respond by upgrading credits within both the investment-grade and high-yield sectors.

     Our investment decisions continued to emphasize protection of principal and level of income, and we used our in-house credit research to find improving credit situations.

OUTLOOK

     With prospects looking good for a federal budget nearly in balance in1998, bond markets will be looking toward Washington to get an idea of how any future surpluses will be handled. A combination of tax cuts and debt reduction would be regarded favorably, while any attempt to raise spending would have the opposite effect. In the international arena, we believe that the slowdown in Asian economic growth and its impact on domestic exports has largely been discounted by the financial markets.

     We anticipate a period of interest rate stability, with slightly lower rates overall than during recent years. A significant slowdown in economic growth would be a major concern, since it could lead to credit quality concerns and lower prices for higher-yielding bonds. However, we do not see that taking place. Therefore, corporate bonds should continue to provide attractive returns during the year ahead, in our view.

     Thank you for investing with T. Rowe Price.

Respectfully submitted,

/s/

Peter Van Dyke

President and Chairman of the Investment Advisory Committee
December 19, 1997

T. Rowe Price Corporate Income Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

Key statistics
                                                              5/31/97   11/30/97
--------------------------------------------------------------------------------
Price Per Share .........................................       $9.81    $10.32
Dividends Per Share
     For 6 months .......................................        0.37      0.38
     For 12 months ......................................        0.73      0.75
Dividend Yield *
     For 6 months .......................................        7.67%     7.66%
     For 12 months ......................................        7.79      7.81
Weighted Average Maturity (years) .......................       18.3      16.1
Weighted Average Effective Duration (years) .............        6.6       6.3
Weighted Average Quality ** .............................        BBB       BBB

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.



SECTOR Diversification
                                                       Percent of     Percent of
                                                       Net Assets     Net Assets
                                                          5/31/97       11/30/97
--------------------------------------------------------------------------------
Finance and Credit ...............................            12%            22%
Banking ..........................................            19             18
Cable Operators ..................................             6             16
Industrial .......................................            --              8
Savings and Loan .................................             2              4
Gaming ...........................................             2              3
Electric Utilities ...............................             6              3
Transportation ...................................             1              2
Food and Tobacco .................................            12              2
All Other ........................................            38             20
Other Assets Less Liabilities ....................             2              2
--------------------------------------------------------------------------------
Total ............................................           100%           100%
================================================================================

T. Rowe Price Corporate Income Fund
================================================================================
Performance Comparison
--------------------------------------------------------------------------------

[Corporate Income Fund]

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                               Since   Inception
Periods Ended 11/30/97                       1 Year        Inception        Date
Corporate Income Fund                        10.24%            9.42%    10/31/95

    Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Corporate Income Fund
================================================================================
Unaudited

                 For a share outstanding throughout each period

Financial Highlights
--------------------------------------------------------------------------------

                                     6 Months            Year        10/31/95
                                        Ended           Ended         through
                                     11/30/97         5/31/97         5/31/96
NET ASSET VALUE
Beginning of period ............   $     9.81      $     9.58      $    10.00
Investment activities
      Net investment income ....         0.38*           0.73*           0.44*
      Net realized and
      unrealized gain (loss) ...         0.51            0.23           (0.42)
      Total from
      investment activities ....         0.89            0.96            0.02
Distributions
      Net investment income ....        (0.38)          (0.73)          (0.44)
NET ASSET VALUE
End of period ..................   $    10.32      $     9.81      $     9.58
Ratios/Supplemental Data
Total return ...................         9.21%*         10.35%*          0.09%*
Ratio of expenses to
average net assets .............         0.80%*          0.80%*          0.80%*
Ratio of net investment
income to average
net assets .....................         7.53%*          7.55%*          7.56%*
Portfolio turnover rate ........         53.1%          119.5%           70.5%
Net assets, end of period
(in thousands) .................   $   30,791      $   20,732      $   12,461
================================================================================

* Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through 5/31/99. Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Corporate Income Fund
================================================================================
Unaudited                                                      November 30, 1997

        Statement of Net Assets                                    Par     Value
                                                               In thousands

CORPORATE BONDS AND NOTES  94.6%

Aerospace and Defense  0.4%
United Defense Industries, Sr. Sub. Notes, (144a)
                8.75%, 11/15/07 $ ...........................      125    $  123
                                                                             123

Banking 18.3%
Banco Generale, Sr. Sub. Notes, (144a), 7.70%, 8/1/02 .......    1,500     1,426
Bank United, 8.875%, 5/1/07 .................................    1,000     1,071
MBNA Capital I, 8.278%, 12/1/26 .............................    1,500     1,549
Riggs Capital Trust, (144a), 8.625%, 12/31/26 ...............    1,500     1,594
                                                                           5,640

Broadcasting 1.6%
Muzak, Gtd. Sr. Notes, 10.00%, 10/1/03 ......................      265       278
TV Azteca, Gtd. Sr. Notes, 10.50%, 2/15/07 ..................      200       208
                                                                             486

Building Products 0.5%
Associated Materials, Sr. Sub. Notes, 11.50%, 8/15/03 .......      154       164
                                                                             164

Cable Operators 16.3%
Comcast Cable Communications, 8.50%, 5/1/27 .................    1,000     1,139
Fundy Cable, Sr. Secured 2nd Priority Notes, 11.00%, 11/15/05       25        27
Lenfest Communications, Sr. Sub. Notes, 10.50%, 6/15/06 .....      250       274
Rogers Cablesystems, Sr. Sub. Deb., 11.00%, 12/1/15 .........      150       169
TCI Communications, Deb. Notes, 8.75%, 8/1/15 ...............    3,000     3,409
                                                                           5,018

Chemicals 0.9%
Agricultural Minerals and Chemicals, Sr. Notes, 10.75%, 9/30/03    250       269
                                                                             269

Consumer Products 1.0%
American Safety Razor, Sr. Notes, 9.875%, 8/1/05 ............     150       160
Doane Products, Sr. Notes, 10.625%, 3/1/06 ..................     125       134

Container 0.5%
Plastic Containers, Sr. Secured Notes, 10.00%, 12/15/06 .....      150       159
                                                                             159

Electric Utilities 3.3%
Long Island Lighting, Gen. Ref. Bonds, 9.75%, 5/1/21 ........    1,000     1,021
                                                                           1,021

Energy 1.0%
Amerigas Partners L.P., Sr. Notes, 10.125%, 4/15/07 .........   $  200    $  215
Energy Corporation of America, Sr. Sub. Notes, 9.50%, 5/15/07      100       100
                                                                             315

Energy Services 0.7%
Pride Petroleum Services, Sr. Notes, 9.375%, 5/1/07 .........      200       214
                                                                             214
Entertainment and Leisure 0.6%
United Artists Theatre Circuit, PTC, 9.30%, 7/1/15 ..........      195       195
                                                                             195

Finance and Credit 21.6%
Bay View Capital, Sub. Notes, 9.125%, 8/15/07 ...............      125       129
Fairfax Financial Holdings, 8.25%, 10/1/15 ..................    1,000     1,096
Farmers Insurance, Surplus Notes, (144a), 8.625%, 5/1/24 ....    1,000     1,136
Hutchison Whampoa Finance, (144a), 6.95%, 8/1/07 ............    3,000     2,926
Ocwen Capital Trust I, 10.875%, 8/1/27 ......................      300       321
USF&G Capital II, Gtd. Notes, 8.47%, 1/10/27 ................    1,000     1,054
                                                                           6,662

Food Processing 0.5%
Mrs. Fields Original, Gtd. Sr. Notes, (144a), 10.125%, 12/1/04     150       151
                                                                             151

Food and Tobacco 2.1%
Ameriserve Food, Sr. Sub. Notes, (144a), 10.125%, 7/15/07 ...      125       130
Archibald Candy, Sr. Secured Notes, 10.25%, 7/1/04 ..........      125       131
Aurora Foods, Sr. Sub. Notes, 9.875%, 2/15/07 ...............      100       105
Keebler, Sr. Sub. Notes, 10.75%, 7/1/06 .....................      250       281
                                                                             647

Gaming 3.4%
Grand Casino, 1st Mtg. Notes, 10.125%, 12/1/03 ..............      250       266
Horseshoe Gaming, Sr. Sub. Notes, 9.375%, 6/15/07 ...........      100       103
Rio Hotel & Casino, Sr. Sub. Notes, 10.625%, 7/15/05 ........      200       217
Showboat, 1st Mtg. Bonds, 9.25%, 5/1/08 .....................      250       261
Trump Atlantic City, 1st Mtg. Notes, 11.25%, 5/1/06 .........      200       198
                                                                           1,045

Health Care 1.0%
Owens & Minor, Sr. Sub. Notes, 10.875%, 6/1/06 ..............      100       111
Tenet Healthcare, Sr. Sub. Notes, 8.625%, 1/15/07 ...........      200       204
                                                                             315

Industrials 7.8%
Viacom, Sr. Deb., 7.625%, 1/15/16 ...........................   $1,000    $  978
YPF Sociedad Anonima, 7.75%, 8/27/07 ........................    1,400     1,413
                                                                           2,391

Lodging  1.4%
Courtyard by Marriott II, Sr. Secured Notes, 10.75%, 2/1/08        50         54
HMH Properties, Sr. Notes, 8.875%, 7/15/07 ................       200        206
Red Roof Inns, Sr. Notes, 9.625%, 12/15/03 ................       150        155
                                                                             415

Manufacturing 0.5%
American Standard, Deb., 9.25%, 12/1/16 ...................       155        161
                                                                             161

Paper and Paper Products 0.4%
Container Corporation of America, Sr. Notes, 9.75%, 4/1/03        100        108
                                                                             108

Printing and Publishing 0.3%
Sun Media, Sr. Sub. Notes, 9.50%, 2/15/07 .................       100        106
                                                                             106

Retail 1.4%
Safelite Glass, Sr. Sub. Notes, (144a), 9.875%, 12/15/06 ..       150        164
Specialty Retailers, Sr. Notes, 8.50%, 7/15/05 ............       250        255
                                                                             419

Savings and Loan 4.4%
B.F. Saul, REIT, Sr. Secured Notes, 11.625%, 4/1/02 .......       100        107
Greenpoint Capital Trust I, Gtd. Notes, 9.10%, 6/1/27 .....     1,000      1,088
ML Capital Trust, Gtd. Notes, 9.875%, 3/1/27 ..............       150        169
                                                                           1,364

Service 1.7%
Coinmach, Sr. Sub. Notes, 11.75%, 11/15/05 ................       250        276
Host Marriott Travel Plazas, Sr. Notes, 9.50%, 5/15/05 ....       150        158
Intertek Finance, Sr. Sub. Notes, 10.25%, 11/1/06 .........        75         79
                                                                             513

Textiles and Apparel 0.7%
Westpoint Stevens, Sr. Notes, 8.75%, 12/15/01 .............       200        208

Transportation 2.3%
Delta Air Lines, ETC, 10.00%, 5/17/10 .....................       146        185
Sea Containers Ltd., Sr. Sub. Deb., 12.50%, 12/1/04 .......       250        282
Stena AB, Sr. Notes, 8.75%, 6/15/07 .......................   $   250    $   251
                                                                             718
Total Corporate Bonds and Notes (Cost  $28,233)                           29,121

ASSET-BACKED SECURITIES 0.9%

Airlines 0.9%
Airplane Pass Through Trust, 10.875%, 3/15/19 .............       250        281
Total Asset-Backed Securities (Cost .......................   $   273)       281

MONEY MARKET FUNDS 1.8%
Reserve Investment Fund, 5.71% # ..........................       545        545
Total Money Market Funds (Cost ............................   $   545)       545

U.S. Government Obligations 0.3%

U.S. Treasury Obligations 0.3%
U.S. Treasury Bills, 4.97%, 12/11/97 ......................       100        100
Total U.S. Government Obligations (Cost $   100)...........                  100

Total Investments in Securities
97.6% of Net Assets (Cost  $29,151) .......................              $30,047

Futures Contracts
In thousands
                                                      Contract  Unrealized
                                          Expiration   Value   Gain (Loss)
                                          ----------  -------- -----------
Short, 8 U.S. 30 Year Treasury contracts,
$20,000 of U.S. Treasury Bills pledged as
initial margin                                 12/97   $(954)       $ (51)
Net payments (receipts) of variation
margin to date                                                         50
Variation margin receivable
(payable) on open futures contracts                                          (1)

Other Assets Less Liabilities                                               745

NET ASSETS                                                             $ 30,791

#    Seven-day yield
ETC  Equipment Trust Certificate
PTC  Pass-through Certificate
REIT Real Estate Investment Trust
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-- total of such securities at period-end amounts to 24.8% of net assets.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Corporate Income Fund
================================================================================
Unaudited                                                      November 30, 1997


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value (cost $29,151) ................      $30,047
Receivable for investment securities sold .........................        1,050
Other assets ......................................................          918
Total assets ......................................................       32,015
Liabilities
Payable for investment securities purchased .......................        1,078
Other liabilities .................................................          146
Total liabilities .................................................        1,224
NET ASSETS ........................................................      $30,791
Net Assets Consist of:
Accumulated net investment income - net of distributions ..........      $    21
Accumulated net realized gain/loss - net of distributions .........           58
Net unrealized gain (loss) ........................................          845
Paid-in-capital applicable to 2,983,870 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized ...................................       29,867
NET ASSETS ........................................................      $30,791
NET ASSET VALUE PER SHARE .........................................      $ 10.32


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Corporate Income Fund
================================================================================
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                        6 Months
                                                                           Ended
                                                                        11/30/97

Investment Income
Interest and dividend income ..................................         $ 1,056
Expenses
      Custody and accounting ..................................              48
      Shareholder servicing ...................................              25
      Registration ............................................              18
      Legal and audit .........................................               8
      Prospectus and shareholder reports ......................               4
      Directors ...............................................               4
      Miscellaneous ...........................................               7
      Reimbursed by manager ...................................             (13)
      Total expenses ..........................................             101
Net investment income .........................................             955
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
      Securities ..............................................             269
      Futures .................................................             (34)
      Net realized gain (loss) ................................             235
Change in net unrealized gain or loss
      Securities ..............................................           1,023
      Futures .................................................             (51)
      Change in net unrealized gain or loss ...................             972
Net realized and unrealized gain (loss) .......................           1,207
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ........................................         $ 2,162


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Corporate Income Fund
================================================================================
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      6 Months              Year
                                                         Ended             Ended
                                                      11/30/97           5/31/97
    Increase (Decrease) in Net Assets
    Operations
          Net investment income ...................   $    955         $  1,206
          Net realized gain (loss) ................        235             (150)
          Change in net unrealized gain or loss ...        972              440
          Increase (decrease) in net assets
          from operations .........................      2,162            1,496
    Distributions to shareholders
          Net investment income ...................       (955)          (1,203)
    Capital share transactions *
          Shares sold .............................     12,780           14,903
          Distributions reinvested ................        585              798
          Shares redeemed .........................     (4,513)          (7,723)
          Increase (decrease) in net assets from
          capital share transactions ..............      8,852            7,978
    Net Assets
    Increase (decrease) during period .............     10,059            8,271
    Beginning of period ...........................     20,732           12,461
    End of period .................................   $ 30,791         $ 20,732
*Share information
          Shares sold .............................      1,259            1,522
          Distributions reinvested ................         58               81
          Shares redeemed .........................       (445)            (792)
          Increase (decrease) in shares outstanding        872              811

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Corporate Income Fund
================================================================================
Unaudited                                                      November 30, 1997

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Corporate Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1995.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     NONINVESTMENT-GRADE DEBT SECURITIES At November 30, 1997, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     FUTURES CONTRACTS At November 30, 1997, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $21,248,000 and $12,949,000, respectively, for the six months ended November 30, 1997.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $101,000, which expire in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At November 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $29,151,000, and net unrealized gain aggregated $896,000, of which $967,000 related to appreciated investments and $71,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, computed daily and paid monthly, consisting of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At November 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.80%. Thereafter, through May 31, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.80%. Pursuant to this agreement, $60,000 of management fees were not accrued by the fund for the six months ended November 30, 1997, and $13,000 of other expenses were borne by the manager. Additionally, $261,000 of unaccrued fees and expenses related to a previous expense limitation are subject to reimbursement through May 31, 1999.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $53,000 for the six months ended November 30, 1997, of which $10,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 1997, totaled $13,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Shareholder Services
================================================================================

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

               BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

               IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

               AUTOMATED 24-HOUR SERVICES

               TELE*ACCESS [Registration Mark] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

               T.ROWE PRICE ONLINE Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

               ACCOUNT SERVICES

               CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

               AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

               AUTOMATIC  WITHDRAWAL If you need money from your fund account on
               a  regular  basis,   you  can  establish   scheduled,   automatic
               redemptions.

               DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

               DISCOUNT BROKERAGE*

               INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

               TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

               INVESTMENT INFORMATION

               COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type-stock, bond, and money market. Detail pages itemize account transactions by fund.

               SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

               T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

               PERFORMANCE UPDATE This quarterly report reviews recent market develop- ments and provides comprehensive performance information for every T. Rowe Price fund.

               INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

               DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified   Small-Cap  Growth
Dividend  Growth
Equity  Income
Equity  Index
Financial  Services
Growth  &  Income
Growth  Stock
Health  Sciences
Media & Telecommunications
Mid-Cap  Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap  Stock**
Small-Cap Value*
Spectrum Growth
Value

INTERNATIONAL/GLOBAL

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC   TAX-FREE

California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California  Tax-Free  Money
New  York  Tax-Free  Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------

Balanced
Personal Strategy   Balanced
Personal   Strategy   Growth
Personal   Strategy  Income
Tax-Efficient  Balanced

T. ROWE PRICE  NO-LOAD  VARIABLE  ANNUITY
--------------------------------------------------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
**   Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access [Registration Mark]:
1-800-638-2587 toll free

For assistance
with your existing
fund account,  call:

Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Corporate Income Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           F03-051 11/30/97